Exhibit 10.1

MASTER ASSIGNMENT AGREEMENT AND AMENDMENT NO. 3 to AMENDED AND RESTATED Credit Agreement

This Master Assignment Agreement and Amendment No. 3 to Amended and Restated Credit Agreement (this “Amendment”), dated as of May 1, 2025 (the “Amendment No. 3 Effective Date”), is among Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Borrower”), each of the Guarantors party hereto (the “Guarantors”), the undersigned Lenders (as defined below), and Citibank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

INTRODUCTION

A.             The Borrower, the financial institutions party thereto as lenders (the “Lenders”) and Citibank, N.A., as administrative agent for such Lenders (in such capacity, the “Administrative Agent”), and the other Persons party thereto entered into the Amended and Restated Credit Agreement dated as of June 13, 2023 (the “Original Credit Agreement”), Amendment No. 1 to Amended and Restated Credit Agreement dated as of July 24, 2023 (“Amendment No. 1”), and Amendment No. 2 to Amended and Restated Credit Agreement dated as of December 8, 2023 (“Amendment No. 2”; the Original Credit Agreement as amended by Amendment No. 1 and Amendment No. 2, the “Current Credit Agreement”; the Current Credit Agreement as amended by this Amendment, the “Credit Agreement”).

B.             The Borrower has requested that the Lenders and the Administrative Agent agree to (a) increase the Borrowing Base and Aggregate Elected Commitment Amount, (b) assign and reallocate the Commitments, Commitment Percentages, and Elected Commitments of the Lenders, (c) add certain Persons identified on the signature pages hereto as “New Lenders” (each a “New Lender”) as Lenders under the Credit Agreement, and (d) amend the Current Credit Agreement as hereinafter provided.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent and the undersigned Lenders hereby agree as follows:

Section 1.                Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                Amendment of Current Credit Agreement. Upon the satisfaction or waiver of the conditions specified in Section 4 of this Amendment, effective as of the Amendment No. 3 Effective Date:

(a)            The following new definition shall be added to Section 1.1 of the Current Credit Agreement in the appropriate alphabetic position:

“Amendment No. 3 Effective Date” means May 1, 2025.

(b)            In the table within the definition of “Applicable Margin” in Section 1.1 of the Current Credit Agreement, the reference to “Unused Commitment Fee” is hereby amended to read “Unused Commitment Fee Rate.”

(c)            The definition of “Credit Documents” in Section 1.1 of the Current Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Credit Documents” shall mean this Agreement, each Guarantee, the Security Documents, each Letter of Credit, each Fee Letter, any promissory notes issued by the Borrower under this Agreement, and any intercreditor agreement, and each other document, instrument, certificate, and agreement executed and delivered by any Credit Party or any of their respective Subsidiaries in favor of or provided to the Administrative Agent or any Secured Party in connection with this Agreement or otherwise referenced to herein or contemplated hereby (excluding any such documentation governing Hedge Transactions and any Cash Management Agreement).

(d)            In the definition of “Excluded Subsidiary” in Section 1.1 of the Current Credit Agreement, the sentence “Notwithstanding anything herein to the contrary, for all purposes herein, Excluded Subsidiary shall include Kimbell Tiger Acquisition Sponsor, LLC; provided, in no event shall OpCo or any Restricted Subsidiary owning Borrowing Base Properties be an Excluded Subsidiary” is hereby deleted.

(e)             The definition of “Fee Letter” in Section 1.1 of the Current Credit Agreement is hereby amended to delete the words “of even date herewith” and “upfront”.

(f)             The definition of “Joint Lead Arrangers” in Section 1.1 of the Current Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Joint Lead Arrangers” means BofA Securities, Inc., Capital One, National Association, Frost Bank, Independent Bank, JPMorgan Chase Bank, N.A., KeyBanc Capital Markets Inc., Mizuho Bank, Ltd., PNC Capital Markets LLC, Royal Bank of Canada, and Truist Securities, Inc.

(g)            The definition of “Security Documents” in Section 1.1 of the Current Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Security Documents” shall mean, collectively, the Security Agreement, the Mortgages, and all other deeds of trust, mortgages, security agreements, collateral assignments of production, deposit account control agreements and other instruments that are executed by the Borrower or any of its Restricted Subsidiaries to secure the Obligations of the Borrower or any of its Restricted Subsidiaries.

(h)             In the definition of “Subsidiary” in Section 1.1 of the Current Credit Agreement, the sentence “Kimbell Tiger Acquisition Corp., a Delaware corporation, and its Subsidiaries shall not constitute “Subsidiaries” of the Borrower” is hereby deleted.

(i)             In the definition of “Unused Commitment Fee Rate” in Section 1.1 of the Current Credit Agreement, the reference to “Commitment Fee Rate” is hereby amended to read “Unused Commitment Fee Rate”.

(j)             The second sentence of Section 4.4(c) of the Current Credit Agreement is hereby amended to add “, and any such Increasing Lender or Additional Lender shall make payments necessary to effectuate such sale, in the amounts determined by the Administrative Agent” after “such sale”.

(k)            Section 8.12 of the Current Credit Agreement is hereby amended to change each reference to “Restatement Effective Date” to read “Amendment No. 3 Effective Date”.

(l)             Section 8.23 of the Current Credit Agreement is hereby amended to change the reference to “Restatement Effective Date” to read “Amendment No. 3 Effective Date”.

(m)            Section 9.11(c) of the Current Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) The Borrower agrees that all Indebtedness of (i) the Borrower that is owing to any Credit Party (or a Person required to become a Subsidiary Guarantor pursuant to Section 9.11(a)) and (ii) any Credit Party (or a Person required to become a Subsidiary Guarantor pursuant to Section 9.11(a)) owing to another Credit Party (or a Person required to become a Subsidiary Guarantor pursuant to Section 9.11(a)) shall be evidenced by the Intercompany Note, which Intercompany Note shall be required to be pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant to a security agreement in the form prescribed by the Administrative Agent.

(n)            In Section 12.1(c) of the Current Credit Agreement, the words “Willkie Farr & Gallagher LLP” are hereby amended to read “Bracewell LLP”.

(o)            Section 13.5 of the Current Credit Agreement is hereby amended and restated in its entirety to read as follows:

13.5 Payment of Expenses; Indemnification. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and execution and delivery of, and any amendment, waiver, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees, disbursements and other charges of primary counsel to the Administrative Agent, and one counsel in each appropriate local jurisdiction (excluding any allocated costs of in-house counsel), (b) to pay or reimburse each Issuing Bank and the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, including the reasonable fees, disbursements and other charges of one primary counsel to the Administrative Agent and one counsel in each appropriate local jurisdiction, (c) to pay, indemnify and hold harmless each Lender, each Issuing Bank and the Administrative Agent from any and all recording and filing fees and (d) to pay, indemnify and hold harmless each Lender, Issuing Bank and the Administrative Agent and their respective Related Parties from and against any and all other liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, whether or not such proceedings are brought by the Borrower, any of its Related Parties or any other third Person, including reasonable and documented fees, disbursements and other charges of one primary counsel for all such Persons, taken as a whole, and, if necessary, by a single firm of local counsel in each appropriate jurisdiction for all such Persons, taken as a whole (unless there is an actual or perceived conflict of interest in which case each such Person may, with the consent of the Borrower (not to be unreasonably withheld or delayed), retain its own counsel), with respect to (i) the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents and (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under any Environmental Law (other than by such indemnified person or any of its Related Parties (other than any trustee or advisor)) or to any actual or alleged presence, release or threatened release of Hazardous Materials involving or attributable to the Borrower, any of its Restricted Subsidiaries or any of the Oil and Gas Properties (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”); provided that the Borrower shall have no obligation hereunder to the Administrative Agent or any Lender or any of their respective Related Parties with respect to Indemnified Liabilities to the extent that such Indemnified Liabilities have resulted from (i) the gross negligence, bad faith or willful misconduct of the party to be indemnified or any of its Related Parties as determined by a final non-appealable judgment of a court of competent jurisdiction, (ii) any material breach of any Credit Document by such Lender or Issuing Bank or any of their Related Parties (other than the Administrative Agent, acting in its capacity as such, and its directors, officers, employees, agent and consultants) or (iii) disputes, claims, demands, actions, judgments or suits not arising from any act or omission by the Borrower or its Affiliates, brought by an indemnified Person against any other indemnified Person (other than disputes, claims, demands, actions, judgments or suits involving claims against the Administrative Agent in its capacity as such). No Person entitled to indemnification under clause (d) of this Section 13.5 shall be liable for any damages arising from the use by others of any information or other materials obtained through internet, electronic, telecommunications or other information transmission systems (including IntraLinks or SyndTrak Online) in connection with this Agreement, except to the extent that such damages have resulted from the willful misconduct, bad faith or gross negligence of the party to be indemnified or any of its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable decision), nor (except solely as a result of the indemnification obligations of the Borrower or any of its Restricted Subsidiaries set forth above) shall any such Person, the Borrower or any of its Restricted Subsidiaries have any liability for any special, punitive, indirect or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) relating to this Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Restatement Effective Date) other than any such damages or claims incurred or paid to a third party, or which are included in a third-party claim, and any out-of-pocket expenses related hereto. All amounts payable under this Section 13.5 shall be paid within ten (10) Business Days of receipt by the Borrower of an invoice relating thereto setting forth such expense in reasonable detail, accompanied, if requested by the Borrower, by reasonable supporting documentation. The agreements in this Section 13.5 shall survive repayment of the Loans and all other amounts payable hereunder. This Section 13.5 shall not apply with respect to any Taxes other than Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever resulting from a non-Tax claim, which shall be governed exclusively by Section 5.4 and, to the extent set forth therein, Sections 2.10 and 3.5.

(p)            Schedule 13.28 of the Current Credit Agreement is amended to read in its entirety as set forth in Schedule 13.28 attached hereto, and the Lenders shall have the respective Commitments, Elected Commitments, and Commitment Percentages set forth therein.

(q)            Schedule 8.12 of the Current Credit Agreement is amended to read in its entirety as set forth in Schedule 8.12 attached hereto.

(r)             Schedule 8.23 of the Current Credit Agreement is amended to read in its entirety as set forth in Schedule 13.23 attached hereto.

Section 3.      Representations and Warranties. Each of the Borrower and the Guarantors represents and warrants to the Administrative Agent, the Lenders, and the Issuing Banks that:

(a)            the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or “material adverse effect”, in which case such representation and warranty shall be true and correct in all respects) on and as of the Amendment No. 3 Effective Date (except for any such representations and warranties that were made as of a specified date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (except to the extent any such representation and warranty is qualified by materiality or “material adverse effect”, in which case such representation and warranty shall be true and correct in all respects as of such earlier date));

(b)            (i) the execution, delivery, and performance of this Amendment are within its limited partnership or limited liability company power, as appropriate, and the authority of the Borrower and the Guarantors and have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrower and the Guarantors, enforceable against the Borrower and the Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)             immediately prior to the effectiveness of this Amendment and immediately after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 4.      Effectiveness. Notwithstanding anything to the contrary in this Amendment, this Amendment shall become effective as of the Amendment No. 3 Effective Date upon the satisfaction (or waiver) of the following:

(a)            Documentation. The Administrative Agent (or its counsel) shall have received the following:

(i)             (x) a counterpart of this Amendment signed on behalf of each party hereto or (y) written evidence satisfactory to the Administrative Agent (which may include electronic transmission of a signed signature page of this Amendment) that each such party has signed a counterpart of this Amendment;

(ii)            Amendment No. 7 and Supplement to Amended and Restated Mortgage, Mortgage-Collateral Real Estate Mortgage, Deed of Trust, Credit Line Deed of Trust, Fixture Filing, Security Agreement, Assignment of Production, and Financing Statement, dated as of the date hereof, executed by each Grantor listed on the signature pages thereto and the Administrative Agent, together with its exhibits and schedules;

(iii)            Mortgage, Mortgage-Collateral Real Estate Mortgage, Deed of Trust, Credit Line Deed of Trust, Fixture Filing, Security Agreement, Assignment of Production, and Financing Statement, dated as of the date hereof, executed by each Grantor listed on the signature pages thereto and the Administrative Agent, together with its exhibits and schedules, to be filed in Smith County, Texas and Montgomery County, Texas;

(iv)           the Upfront Fee Letter, dated as of the date hereof, executed by the Administrative Agent and Borrower (the “Fee Letter”); and

(v)            a certificate of an Authorized Officer of the Borrower, dated as of the date hereof, as to the matters set forth in Section 4(b) hereof.

(b)            No Default; Representation and Warranties. On the Amendment No. 3 Effective Date, immediately after giving effect to the transactions contemplated by this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties made by any Credit Party herein or in the other Credit Documents shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or “material adverse effect”, in which case such representation and warranty shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 3 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (except to the extent any such representation and warranty is qualified by materiality or “material adverse effect”, in which case such representation and warranty shall be true and correct in all respects as of such earlier date)).

(c)            Fees and Expenses. The Administrative Agent shall have received all fees due and payable under the Credit Documents on or prior to the Amendment No. 3 Effective Date, including those set forth in the Fee Letter and the fees and expenses of a single outside counsel for the Administrative Agent to the extent invoiced at least two (2) Business Days prior to the Amendment No. 3 Effective Date.

The Administrative Agent shall promptly notify the Lenders and the Borrower when this Amendment has become effective, and such notice shall be binding on the parties hereto.

Section 5.               Borrowing Base and Aggregate Elected Commitment Amount. Effective on the Amendment No. 3 Effective Date, (a) the Lenders agree that the Borrowing Base shall be $625,000,000.00, and (b) without the requirement that any Lender deliver an Elected Commitment Increase Certificate or an Additional Lender Certificate, the Administrative Agent, the Lenders, and the Borrower hereby agree that, in accordance with Section 4.04 of the Credit Agreement, the Aggregate Elected Commitment Amount is hereby increased to $625,000,000.00, as requested by the Borrower, with each such Lender’s Elected Commitment being as set forth on Schedule 13.28 attached hereto. The redetermination of the Borrowing Base provided for in this Section 5 shall constitute the Scheduled Redetermination scheduled to occur on or about May 1, 2025 for purposes of Section 2.14 of the Credit Agreement. Such Borrowing Base shall remain in effect until the Borrowing Base is adjusted or redetermined in accordance with the Credit Agreement.

Section 6.                Assignment and Reallocation of Commitments, Etc.

(a)            On the Amendment No. 3 Effective Date, each of the Lenders under the Current Credit Agreement in effect immediately prior to the Amendment No. 3 Effective Date (each an “Assignor”) hereby sells, assigns, transfers and conveys to the Lenders under the Credit Agreement immediately after giving effect to this Amendment, including each New Lender (each an “Assignee”), and each of the Assignees hereby purchases and accepts, so much of the aggregate Commitments and Elected Commitments under, and Loans and participations in Letters of Credit outstanding under, the Current Credit Agreement such that, immediately after giving effect to the effectiveness of this Amendment (including any increase of the Commitments and Elected Commitments effectuated hereby), the relevant Commitments, Elected Commitments, and Commitment Percentages of each Lender shall be as set forth on Schedule 13.28 attached hereto (such interest assigned by such Assignor being its “Assigned Interest” and such interest accepted by such Assignee being its “Accepted Interest”). The foregoing assignments, transfers and conveyances are without recourse to any Assignor and without any warranties whatsoever by the Administrative Agent, any Issuing Bank, or any Assignor as to title, enforceability, collectability, documentation, or freedom from liens or encumbrances, in whole or in part, other than as expressly set forth below. Lenders shall, if appropriate, make all appropriate adjustments in payments under the Credit Agreement, the “Notes” and the other “Credit Documents” thereunder for periods prior to the adjustment date among themselves, but in no event shall any such adjustment of SOFR Loans (i) constitute a payment or prepayment of all or a portion of any SOFR Loans or (ii) entitle any Lender to any reimbursement under Section 2.10 of the Credit Agreement.

(b)            Representations and Warranties of Assignor. Each Assignor (i) represents and warrants that (A) it is the legal and beneficial owner of its Assigned Interest and that such Assigned Interest is free and clear of any adverse claim, (B) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby, and (C) it is not a Defaulting Lender; (ii) makes no representation or warranty and assumes no responsibility with respect to (A) any statements, representations or warranties made in or in connection with the Credit Documents, or (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of their respective obligations under the Credit Documents or any other instrument or document furnished pursuant thereto.

(c)            Representations and Warranties of Assignee. Each Assignee (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and, if applicable, to become a Lender under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire its Accepted Interest and become a Lender, (C) from and after the Amendment No. 3 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, Elected Commitment, and Commitment Percentage after giving effect to this Amendment, shall have the obligations of a Lender thereunder, and (D) it is sophisticated with respect to decisions to acquire assets of the type represented by its Accepted Interest and either it, or the Person exercising discretion in making its decision to acquire its Accepted Interest, is experienced in acquiring assets of such type, (ii) confirms that it has received copies of the Current Credit Agreement and the other Credit Documents, together with copies of the most recent financial statements referred to therein, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, any Issuing Bank, any Assignor, or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Documents; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

(d)            Payments. On the Amendment No. 3 Effective Date, each Assignee shall make such payments, if any, as are necessary to effectuate the assignments set forth in this Section 6, as determined by the Administrative Agent. From and after the Amendment No. 3 Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignee.

(e)            Agent Consent and Waiver. The Administrative Agent, each Issuing Bank, and the Borrower hereby consent to each Assignor’s assignment of the Assigned Interests to the respective Assignees, waive any other conditions to the effectiveness of such assignment that are not expressly set forth in this Amendment, and agree that the terms of this Amendment shall constitute an Assignment and Acceptance. The Administrative Agent hereby consents to a one-time waiver of the $3,500 processing and recording fees that would otherwise be payable pursuant to Section 13.6(b)(ii)(C) of the Credit Agreement as a result of the assignments provided for herein.

Section 7.                Choice of Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Texas.

Section 8.                Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.                WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK, AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

THIS WRITTEN AMENDMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page has been left blank intentionally.]

EXECUTED as of the date first set forth above.

BORROWER:

KIMBELL ROYALTY PARTNERS, LP,
a Delaware limited partnership

By:	Kimbell Royalty GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Matthew S. Daly
	Name:	Matthew S. Daly
	Title:	Chief Operating Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

GUARANTORS:

KIMBELL INTERMEDIATE HOLDINGS, LLC,
a Delaware limited liability company
KIMBELL INTERMEDIATE GP, LLC,
a Delaware limited liability company
KIMBELL ROYALTY HOLDINGS, LLC,
a Delaware limited liability company
Kimbell Royalty Operating, LLC,
a Delaware limited liability company
RIVERCREST ROYALTIES, LLC,
a Delaware limited liability company
RIVERCREST ROYALTIES II, LLC,
a Delaware limited liability company
HAYMAKER GREENFIELD, LLC,
a Delaware limited liability company
HAYMAKER HOLDING COMPANY, LLC,
a Delaware limited liability company
HAYMAKER PROPERTIES GP, LLC,
a Delaware limited liability company
KIMBELL MERGER SUB, LLC,
a Delaware limited liability company
PHILLIPS ENERGY PARTNERS, LLC,
a Delaware limited liability company
PHILLIPS ENERGY PARTNERS II, LLC,
a Delaware limited liability company
PHILLIPS ENERGY PARTNERS III, LLC,
a Delaware limited liability company
CIRRUS MINERALS, LLC,
a Delaware limited liability company
MUSTANG MINERALS, LLC,
a Delaware limited liability company
SPRINGBOK ENERGY PARTNERS, LLC,
a Delaware limited liability company
SPRINGBOK ENERGY PARTNERS II, LLC,
a Delaware limited liability company
KRP LEGACY ISLES, LLC,
a Delaware limited liability company
KRP LEGACY NBR, LLC,
a Delaware limited liability company
KIMBELL KNIGHT ROYALTIES, LLC,
a Delaware limited liability company
KIMBELL MB ENERGY, LLC,
a Delaware limited liability company

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

CHERRY CREEK MINERALS, LLC,
a Delaware limited liability company
KIMBELL MAPLE MINERALS, LLC,
a Delaware limited liability company

By:	/s/ Matthew S. Daly
Name:	Matthew S. Daly
Title:	Chief Operating Officer and Secretary

ROCHESTER MINERALS, L.P.,
a Texas limited partnership
HOCHSTETTER, L.P.,
a Texas limited partnership
AMERICAN ASSURANCE 2000, L.P.,
a Delaware limited partnership
COBRA PETROLEUM COMPANY, LP,
a Texas limited partnership
METCALFE MINERALS, L.P.,
a Texas limited partnership

By:	Kimbell Intermediate GP, LLC,
a Delaware limited liability company, each such limited partnership’s general partner

By:	/s/ Matthew S. Daly
Name:	Matthew S. Daly
Title:	Chief Operating Officer and Secretary

HAYMAKER PROPERTIES, LP,
a Delaware limited partnership

By:	Haymaker Properties GP, LLC,
a Delaware limited liability company, its general partner

By:	/s/ Matthew S. Daly
Name:	Matthew S. Daly
Title:	Chief Operating Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

ADMINISTRATIVE AGENT:

Citibank, N.A.,
as Administrative Agent, an Issuing Bank, and a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Frost Bank,
as an Issuing Bank and a Lender

By:	/s/ Savannah Barlow
	Name:	Savannah Barlow
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

PNC Bank, National Association,
as a Lender

By:	/s/ Kyle Helfrich
	Name:	Kyle Helfrich
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Truist Bank,
as a Lender

By:	/s/ Greg Krablin
	Name:	Greg Krablin
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

JPMorgan Chase Bank, N.A.,
as a Lender

By:	/s/ Kyle Gruen
	Name:	Kyle Gruen
	Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Bank of America, National Association,
as a Lender

By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Capital One, National Association,
as a Lender

By:	/s/ Jason Groll
	Name:	Jason Groll
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Royal Bank of Canada,
as a Lender

By:	/s/ Sue Carol Sedillo
	Name:	Sue Carol Sedillo
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO

AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Independent Bank,
as a Lender

By:	/s/ Phillip Mortimer
	Name:	Phillip Mortimer
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

BOKF, N.A.,
as a Lender

By:	/s/ Will Jung
	Name:	Will Jung
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Mizuho Bank, Ltd.,
as a Lender

By:	/s/ Edward Sacks
	Name:	Edward Sacks
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Texas Capital Bank,
as a Lender

By:	/s/ Jared Mills
	Name:	Jared Mills
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

KeyBank National Association,
as a Lender

By:	/s/ David Bornstein
	Name:	David Bornstein
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

First Financial Bank, N.A.,
as a Lender

By:	/s/ David J. Moor
	Name:	David J. Moor
	Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

East West Bank,
as a Lender and a New Lender

By:	/s/ Patrick Leznicki
	Name:	Patrick Leznicki
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

First Horizon Bank,
as a Lender and a New Lender

By:	/s/ Stacy Goldstein
	Name:	Stacey Goldstein
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Schedule 8.12

Amendment No. 3 Effective Date Subsidiaries

	Subsidiary	Restricted/Unrestricted
1.	American Assurance 2000, L.P.	Restricted
2.	Cherry Creek Minerals, LLC	Restricted
3.	Cirrus Minerals, LLC	Restricted
4.	Cobra Petroleum Company, LP	Restricted
5.	Haymaker Greenfield, LLC	Restricted
6.	Haymaker Holding Company, LLC	Restricted
7.	Haymaker Properties GP, LLC	Restricted
8.	Haymaker Properties, LP	Restricted
9.	Hochstetter, L.P.	Restricted
10.	Kimbell Intermediate GP, LLC	Restricted
11.	Kimbell Intermediate Holdings, LLC	Restricted
12.	Kimbell Knight Royalties, LLC	Restricted
13.	Kimbell Maple Minerals, LLC	Restricted
14.	Kimbell MB Energy, LLC	Restricted
15.	Kimbell Merger Sub, LLC	Restricted
16.	Kimbell Royalty Holdings, LLC	Restricted
17.	Kimbell Royalty Operating, LLC	Restricted
18.	KRP Legacy Isles, LLC	Restricted
19.	KRP Legacy NBR, LLC	Restricted
20.	Metcalfe Minerals, L.P.	Restricted
21.	Mustang Minerals, LLC	Restricted
22.	Oakwood Minerals I, L.P.	Unrestricted
23.	OGM Partners I	Unrestricted
24.	Phillips Energy Partners II, LLC	Restricted
25.	Phillips Energy Partners III, LLC	Restricted
26.	Phillips Energy Partners, LLC	Restricted
27.	RCPTX, Ltd.	Unrestricted
28.	Rivercrest Royalties II, LLC	Restricted
29.	Rivercrest Royalties, LLC	Restricted
30.	Rochester Minerals, L.P.	Restricted
31.	Springbok Energy Partners I, LLC	Restricted
32.	Springbok Energy Partners II, LLC	Restricted

Schedule 8.12 to

Amendment No. 3 to Amended and Restated Credit Agreement

Schedule 8.23

Amendment No. 3 Effective Date Accounts

Entity	Account Type	Account Number	Excluded Account (Y/N)	Bank
Haymaker Greenfield LLC	Deposit Account	650079189	Y	Frost Bank
Haymaker Holding Company, LLC	Deposit Account	4813997111	N	Wells Fargo Bank, National Association
Haymaker Properties, LP	Deposit Account	4128995792	N	Wells Fargo Bank, National Association
Hochstetter, L.P.	Deposit Account	650076465	N	Frost Bank
Kimbell Operating Company, LLC	Deposit Account	650070750	Y	Frost Bank
Kimbell Royalty Holdings, LLC	Deposit Account	650074632	N	Frost Bank
Kimbell Royalty Operating, LLC	Deposit Account	650078328	Y	Frost Bank
Kimbell Royalty Partners, LP	Deposit Account	650070424	N	Frost Bank
Phillips Energy Partners II, LLC	Deposit Account	20000265578	N	First Horizon Bank
Phillips Energy Partners III, LLC	Deposit Account	20000788341	N	First Horizon Bank
Phillips Energy Partners, LLC	Deposit Account	4000004691	N	First Horizon Bank
Rivercrest Royalties II, LLC	Deposit Account	650062316	Y	Frost Bank
Rivercrest Royalties, LLC	Deposit Account	650060135	N	Frost Bank
Rochester Minerals, L.P.	Deposit Account	650076473	N	Frost Bank

Schedule 8.23 to

Amendment No. 3 to Amended and Restated Credit Agreement

Springbok Energy Partners II LLC	Deposit Account	1111202584	N	Texas Capital Bank
Springbok Energy Partners LLC	Deposit Account	1111086581	N	Texas Capital Bank
KRP Legacy Isles, LLC	Deposit Account	20002303884	N	First Horizon Bank
American Assurance 2000 LP	Deposit Account	4044916049	N	VectraBank
Metcalfe Minerals, LP	Deposit Account	5795325371	N	AmegyBank
Cobra Petroleum Company Operating	Deposit Account	0053480011	N	AmegyBank
Kimbell Knight Royalties, LLC	Deposit Account	1201660121	N	Independent Financial
Kimbell GP Holdings, LLC	Deposit Account	650082856	N	Frost Bank
Cherry Creek Minerals, LLC	Deposit Account	4901291755	N	FirstBank
Kimbell MB Energy, LLC	Deposit Account	650111600	N	Frost Bank
Kimbell Maple Minerals, LLC	Deposit Account	650115916	N	Frost Bank

Schedule 8.23 to

Amendment No. 3 to Amended and Restated Credit Agreement

Schedule 13.28

Notice Addresses and Commitments

(a)            Lenders’ Commitments

Lender	Portion of Maximum Facility Amount	Commitment / Elected Commitment	Commitment Percentage
Citibank, N.A.	$52,800,000.00	$44,000,000.00	7.00%
Bank of America, N.A.	$52,800,000.00	$44,000,000.00	7.00%
Capital One, N.A.	$52,800,000.00	$44,000,000.00	7.00%
Frost Bank	$52,800,000.00	$44,000,000.00	7.00%
Independent Bank	$52,800,000.00	$44,000,000.00	7.00%
JPMorgan Chase Bank, N.A.	$52,800,000.00	$44,000,000.00	7.00%
KeyBank National Association	$52,800,000.00	$44,000,000.00	7.00%
Mizuho Bank, Ltd.	$52,800,000.00	$44,000,000.00	7.00%
PNC Bank, N.A.	$52,800,000.00	$44,000,000.00	7.00%
Royal Bank of Canada	$52,800,000.00	$44,000,000.00	7.00%
Truist Bank	$52,800,000.00	$44,000,000.00	7.00%
BOKF, N.A.	$39,600,000.00	$33,000,000.00	5.30%
Texas Capital Bank	$39,600,000.00	$33,000,000.00	5.30%
East West Bank	$30,000,000.00	$25,000,000.00	4.00%
First Financial Bank, N.A.	$30,000,000.00	$25,000,000.00	4.00%
First Horizon Bank	$30,000,000.00	$25,000,000.00	4.00%
Totals:	$750,000,000.00	$625,000,000.00	100%

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

(b)            Administrative Agent’s and Lenders’ Addresses

Lender	Lending Office	Address for Notice
Citibank, N.A. and Administrative Agent

Citibank, N.A., as Administrative

One Penn’s Way

OPS II

New Castle, DE 19720

Attn: Agency Operations

Phone: (302) 894-6010

Fax: (646) 274-5080

Borrower inquiries only: AgencyABTFSupport@citi.com

Borrower notifications: GlAgentOfficeOps@Citi.com

with a copy to:
Citibank, N.A.
811 Main Street

Suite 4000

Houston, TX 77002

Attn: Jeff Ard

Email: Jeff.ard@Citi.com

Citibank, N.A

811 Main Street

Suite 4000

Houston, TX 77002

Attention: Jeff Ard
Email: Jeff.ard@Citi.com

with a copy to:

Citibank, N.A.

811 Main Street

Suite 4000

Houston, TX 77002

Attention: Amy Lattanzi

Email: amy.lattanzi@citi.com

Bank of America, N.A.

Business/Credit:

800 Capitol, Suite 1560

Houston, Texas 77002

Attention: Greg Smothers

Phone No.: (713) 247-6145

E-Mail: greg.smothers@bofa.com

Admin/Operations:

Phone No.: (312) 453-6948

E-mail: bank_of_america_as_lender_3@bofa.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

Capital One, National Association	Capital One, National Association 1680 Capital One Drive McLean, VA 22102

Primary Credit Contact

Jason Groll

800 Capital St., Suite 3400

Houston, TX 77002

Phone No.: 346-266-6912

E-Mail: jason.groll@capitalone.com

With a copy to:

Secondary Credit Contact

Christopher Kuna

Managing Underwriter

800 Capital St, Suite 3400

Houston, TX 77002

(281) 455-8453

Email: Christopher.Kuna@CapitalOne.com

Frost Bank	Frost Bank 640 Taylor Street, Suite 1000 Fort Worth, Texas 76102

Frost Bank

3838 Rogers Rd SOF-3rd Floor

San Antonio, TX 78251

Attention: Javier Flores

Phone No. (210) 220-5344

Email: saparticipations@frostbank.com

with a copy to:

Frost Bank

640 Taylor Street, Suite 1000

Fort Worth, Texas 76102

Attention: Savannah Barlow

Phone No. (817) 420-5247

Email: savannah.barlow@frostbank.com

Independent Bank	Independent Bank 1300 S. University Drive, Suite 100 Fort Worth, Texas 76107	Business/Credit: Independent Bank 1300 S. University Drive, Suite 100 Fort Worth, Texas 76107 Attention: Connor Keifer Phone No.: (817) 426.7906 E-Mail: Connor.Keifer@ifinancial.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

with a copy to:

Independent Bank

1300 S. University Drive, Suite 100

Fort Worth, Texas 76107

Attention: Philip Mortimer

Phone No.: (817) 426-7976

E-Mail: PMortimer@ibtx.com

Admin/Operations:

Independent Bank

7677 Henneman Way

McKinney, Texas 75070

Attention: Special Servicing

Phone No.: (844) 767-3774

Fax No.: (469) 301-2600

E-Mail: SpecialServicing@ibtx.com

with a copy to:

Independent Bank

7677 Henneman Way

McKinney, Texas 75070

Attention: Sandy Culp

Phone No.: (940) 383-6209

E-Mail: Sandy.Culp@ibtx.com

JPMorgan Chase Bank, N.A.	10 South Dearborn L2 Chicago, Illinois 60603

Business/Credit:

JPMorgan Chase Bank, N.A.

712 Main Street, Floor 5

Houston, Texas 77002

Attention: Aman Momin

E-Mail: aman.momin@jpmorgan.com

with a copy to:

JPMorgan Chase Bank, N.A.

712 Main Street, Floor 5

Houston, Texas 77002

Attention: Dalton Harris

Phone No.: (713) 216-7727

E-Mail: dalton.harris@jpmorgan.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

Admin/Operations: JPMorgan Chase Bank, N.A. 10 South Dearborn L2 Chicago, Illinois 60603 Attention: CLS Non Agented Servicing Team E-Mail: cls.chicago.non.agented.servicing@jpmchase.com
KeyBank National Association	KeyBank National Association 127 Public Square Cleveland Ohio 44114

Primary Credit Contact

Nicolas T Stuart

KeyBank National Association

600 Travis Street, Suite 3100

Houston TX 77002

Phone No.:713-221-3978

E-Mail: David.bornstein@key.com

With a copy to:

Primary Operations Contact

Alexander Walp

KeyBank National Association

4910 Tiedeman Road

Brooklyn Ohio 44144

Phone No.: 216-813-8939

Facsimile No.: 216-370-5997

(Send All Notices via Fax)

Mizuho Bank, Ltd.	1271 Avenue of the Americas New York, N.Y. 10020

Primary Credit Contact

Geoffrey Rohan

Mizuho Bank, Ltd.

1271 Avenue of the Americas

New York, NY 10020

Phone No.: 713-499-4838

E-Mail: Geoffrey.Rohan@mizuhogroup.com

With a copy to:

Secondary Credit Contact

Ly Nguyen

Mizuho Bank, Ltd.

1271 Avenue of the Americas

New York, NY 10020

Phone No.: 713-499-4824

E-Mail: Ly.Nguyen@mizuhogroup.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

With a copy to:

Primary Operations Contact

Karthick Selvam

Mizuho Bank, Ltd.

1271 Avenue of the Americas

New York, NY 10020

Phone No.: 1-201-626-9483

E-Mail: LAU_USCorp3@mizuhogroup.com

With a copy to:

Secondary Operations Contact

Arshad Sahib

Mizuho Bank, Ltd.

1271 Avenue of the Americas

New York, NY 10020

Phone No.: 1-201-626-9483

E-Mail: LAU_USCorp3@mizuhogroup.com

PNC Bank, N.A.	PNC Bank, National Association 249 Fifth Avenue One PNC Plaza Pittsburgh, PA 15222

Lending Office:

PNC Bank, National Association

249 Fifth Avenue

One PNC Plaza

Pittsburgh, PA 15222

Address for Notice:

Business/Credit:

PNC Bank, National Association

609 Main St. Ste. 2700

Houston, TX 77002

Attn: Kathy Bowen

Phone: 713-968-8273

E-mail: Kathy.Bowen@pnc.com

Closing Operations Contact:

Katrina Drake

PNC Bank, National Association

Loan Closer

Phone: 713-968-8257

Fax: 877-718-7658

E-mail: ParticipationLA13BRV@pnc.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

Judith Gordon PNC Bank, National Association Loan Closer Phone: 214-706-8076 Fax: 877-718-7658 E-mail: ParticipationLA13BRV@pnc.com
Royal Bank of Canada

Royal Bank of Canada

New York Branch

Three World Financial Center

200 Vesey Street

New York, NY 10281-8098

Attn: Nicola Henry

Phone No.: (877) 332-7455

Fax No.: (212) 428-2372

Email: RBCNewYorkGLA1@rbc.com

Royal Bank of Canada

New York Branch

Three World Financial Center

200 Vesey Street

New York, NY 10281-8098

Attn: Ahmad Al Baff

Fax No.: (212) 428-2372

E-Mail: Nicola.c.henry@rbccm.com

with a copy to:

Royal Bank of Canada New York Branch

Three World Financial Center

200 Vesey Street

New York, NY 10281-8098

Attn: Joey Leung

Fax No.: (212) 428-2372

E-Mail: RBCNewYorkGLA1@rbc.com

Truist Bank	Truist Bank 110 S Stratford Rd Winston Salem, NC 27104

Business/Credit:

Truist Bank

333 Clay Street, Suite 3800

Houston, Texas 77002

Attention: Greg Krablin

Phone No.: (713) 210-8702

E-Mail: Greg. Krablin@truist.com

with a copy to:

Truist Bank

333 Clay Street, Suite 3800

Houston, Texas 77002

Attention: Kerry Neville

E-Mail: Kerry.neville@truist.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

Admin/Operations:

Truist Bank

101 South Stratford Road

Winston-Salem, North Carolina, 27104

Attention: Shana Pask

Phone No.: (336) 733-2645

Fax No.: (888) 707-4162

E-Mail: CapitalMarkets-W-S@truist.com

BOKF, N.A.	1500 S Midwest Blvd Branch 807 Midwest City, OK, 73110

Primary Credit Contact

Will Jung

BOKF, NA

VP | Energy Financial Services

5956 Sherry Lane

Dallas, TX 75225

Phone No.:817-348-5793

E-Mail: WJung@bokf.com

With a copy to:

Primary Operations Contact

Complex Commercial

BOK Financial

1500 S Midwest Blvd Branch 807

Midwest City, OK, 73110

Phone No.: 405-869-8805

E-Mail: Complexcommercial@bokf.com

With a copy to:

Primary Disclosure Contact

Complex Commercial

BOK Financial

1500 S Midwest Blvd Branch 807

Midwest City, OK, 73110

Phone No.: 405-319-1078

E-Mail: Complexcommercial@bokf.com

Texas Capital Bank	Texas Capital Bank 2000 McKinney Ave. Suite 700 Dallas, TX 75201	Primary Credit Contact Jared Mills Texas Capital Bank 2000 McKinney Ave. Suite 700 Dallas, TX 75201 Email: jared.mills@texascapitalbank.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

With a copy to:

Secondary Credit Contact

Cameron Kuntz

Texas Capital Bank

2000 McKinney Ave. Suite 700

Dallas, TX 75201

Email: Cameron.kuntz@texascapitalbank.com

With a copy to:

Primary Operations Contact

Aaron Joseph Tauro

Texas Capital Bank

2350 Lakeside Blvd Ste. 800

Richardson, TX 75082

E-Mail:

CreditServices-PartiSyndiServicing@texascapitalbank.com

East West Bank	East West Bank 5001 Spring Valley Road, Suite 400W Dallas, Texas 75244

Primary Credit Contact

Patrick Leznicki

East West Bank

5001 Spring Valley Road, Suite 400W

Dallas, Texas 75244

E-Mail: Patrick.Leznicki@eastwestbank.com

Secondary Credit Contact

Tim Dumois

East West Bank

5001 Spring Valley Road, Suite 400W

Dallas, Texas 75244

E-Mail: Tim.Dumois@eastwestbank.com

First Financial Bank, N.A.	First Financial Bank, N.A. 400 Pine St. Abilene, Texas 79601	Primary Credit Contact David Moor First Financial Bank, N.A. 1000 Forrest Park Blvd. Fort Worth, Texas 76110 Phone No.:682-703-6474 E:Mail: dmoor@ffin.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

With a copy to:

Secondary Credit Contact

Michael Hunt

First Financial Bank, N.A.

400 Pine St.

Abilene, Texas 79601

Phone No.:325-627-7158

E-Mail:mhunt@ffin.com

With a copy to:

Primary Operations Contact

Kimberly Creek

First Financial Bank, N.A.

400 Pine St.

Abilene, Texas 79601

Phone No.:325-627-7061

E-Mail: kcreek@ffin.com

With a copy to:

Primary Disclosure Contact

Brittney Keiner

First Financial Bank, N.A.

400 Pine St.

Abilene, Texas 79601

Phone No.:325-627-7077

E-Mail: bkeiner@ffin.com

First Horizon Bank	First Horizon Bank 11 Greenway Plaza, Suite 2700 Houston, Texas 77046

Primary Credit Contact

Stacy Goldstein

First Horizon Bank

11 Greenway Plaza, Suite 2700

Houston, Texas 77046

E-Mail: Stacy.goldstein@firsthorizon.com

Secondary Credit Contact

Floyd Guajardo

First Horizon Bank

11 Greenway Plaza, Suite 2700

Houston, Texas 77046

E-Mail: Floyd.Guajardo@firsthorizon.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement

(c)            Borrower’s Address

Borrower	Address for Notice
Kimbell Royalty Partners, LP	Kimbell Royalty Partners, LP 777 Taylor Street, Suite 810 Fort Worth, Texas 76102 Attention: Matthew S. Daly Email: matt@kimbellrp.com

Schedule 13.28 to

Amendment No. 3 to Amended and Restated Credit Agreement